Exhibit 10.4

October 5, 2012

Travelport, LP
Travelport Global Distribution System B.V.
300 Galleria Parkway, N.W.
Atlanta, GA 30339

Re:
Eighteenth Amendment to Subscriber Services Agreement, dated as of July 23, 2007 as amended (“Agreement”) between Travelport, LP, (“Travelport”), Travelport Global Distribution System B.V. (“TGDS” and, together with Travelport, collectively, “Galileo”) and Orbitz Worldwide, LLC (“Subscriber”)

Ladies and Gentlemen:

This letter constitutes a Eighteenth Amendment (“Amendment”) to the Agreement referenced above. Capitalized terms used in this Amendment and not otherwise defined shall be used as defined in the Agreement.

Effective as September 14, 2012 (“Amendment Effective Date”), Galileo and Subscriber hereby agree as follows:

1.    Services Summary Revision. The Services Summary - Europe to the Agreement is amended as set forth in Exhibit A.

2.    General. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern. This Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

The Parties have caused this Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC		Travelport, LP
By: Travelport Holdings LLC as General Partner

Signature:	/s/ Stephen Praven	Signature:	/s/ Scott Hyden
Name:	Stephen Praven	Name:	Scott Hyden
Title:	VP, Business Development	Title:	VP/GM
Date:	10/5/12	Date:	10/10/12

Travelport Global Distribution System B.V.

		Signature:	/s/ Marco van leperen
		Name:	Marco van leperen
		Title:	Director
		Date:	10/8/12

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